LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
2024	$ 128
2025	2,449,515
2026	500,000
2027	950,000
2028	1,350,128
Over 2028	2,250,000
Total long-term debt	$ 7,499,771	$ 8,449,459